UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Report to Shareholders

Institutional Frontier Markets Equity Fund	October 31, 2018

T. ROWE PRICE INSTITUTIONAL FRONTIER MARKETS EQUITY FUND

HIGHLIGHTS

■	Your fund returned -14.60% and underperformed the MSCI Frontier Markets Index Net and the MSCI Frontier Markets Index in the one-year period ended October 31, 2018.

■	Country allocations hurt relative performance, especially an underweight to Kuwait, but allocations to non-classified Saudi Arabia and to Vietnam helped our results. Stock selection overall helped relative performance, especially in Argentina, but poor stock selection in Sri Lanka worked against us.

■	We like Asian frontier markets, such as Sri Lanka and Vietnam. In the Middle East, Kuwait is the largest country allocation, but Saudi Arabia is the largest overweight versus the benchmark. In Africa, our main allocation is Nigeria; in frontier Europe, we favor Romania. Argentina is our only Latin American country allocation, and we are slightly underweight versus the benchmark.

■	The recent performance of frontier markets has been disappointing, especially in light of meaningful economic and political improvements in various countries and recent or upcoming country reclassifications to the emerging markets universe. However, valuations have decreased, and many currency exchange rates are more competitive, so we are optimistic.

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CIO Market Commentary

Dear Investor

Global financial markets generated widely divergent returns in your fund’s fiscal year ended October 31, 2018. International equities declined during a volatile period marked by slowing growth in Europe, a growing trade conflict between the U.S. and China, and struggling currencies versus the U.S. dollar. Relatively high interest rates and the stronger U.S. economy resulted in asset flows to the U.S., where equities moved higher, particularly large-cap growth stocks. Both taxable and tax-exempt domestic bonds recorded losses, and non-U.S. bond prices declined considerably.

Several factors contributed to the significant performance gap between U.S. stocks and other assets. U.S. equities benefited from the strong domestic economy and the tax cuts passed in late 2017, which helped corporate earnings expand at their fastest pace since the recovery from the financial crisis nearly a decade ago. Less welcome was a sharp rise in long-term interest rates, a result of improved economic conditions and early signs of higher inflation. Bond prices fell as yields rose, leaving only the riskier high yield and asset-backed sectors—which are typically more resilient when rates increase—with gains for the period.

In Europe, slowing growth buffeted equities, while interest rates remained low due to continued monetary accommodation by the European Central Bank. Bank stocks, which make up a significant portion of major indexes, were particularly weak in this environment. Stocks slipped in Japan, but exceptionally aggressive monetary stimulus from the Bank of Japan failed to spark inflation or a convincing rebound in the country’s sluggish growth rate.

Higher rates and the strengthening U.S. economy bolstered the U.S. dollar versus other currencies but reduced returns of non-U.S. assets in dollar terms. The strong dollar also weighed heavily on emerging market countries with large current account deficits and external financing needs. A broad crisis in emerging markets debt has yet to materialize, however.

Chinese stocks dropped sharply, reflecting a manufacturing sector slowdown brought about by efforts to reduce pollution and the government’s continued clampdown on financial excesses. New regulations on gaming and online activities also weighed on the widely traded shares of the country’s Internet giants. Heightened trade tensions with the U.S. took a further toll on investor sentiment toward China and other markets and may well have drained enthusiasm about healthy corporate profits and economic growth.

The actual impact of trade tensions on the U.S. economy appears muted to date, although the reprieve may prove temporary. The Chinese yuan has cheapened considerably, largely offsetting the 10% U.S. tariff on many Chinese imports by making them less expensive in dollar terms. If the yuan stabilizes and the Trump administration increases the tariff rate to 25% in 2019, as it has threatened, the U.S. could face meaningfully higher import costs. A continued decline in the yuan, on the other hand, would likely draw the ire of U.S. trade negotiators and further heighten tensions.

Other uncertainties await investors in 2019. In the U.S., our investment professionals will be assessing the impact of a new era of divided government and keeping a close eye on earnings growth, which will most certainly slow in the coming year as the effect of the corporate tax cut on year-over-year earnings comparisons fades. By late in the year, the impact of fiscal stimulus will have peaked, while the U.S. economy will be without easy money for the first time in this economic cycle—assuming the Fed stays on its current path of raising short-term rates gradually. In Europe, the Brexit deadline looms in March, and investors are keeping a close eye on whether populist movements in Italy and elsewhere will challenge the stability of the European Union.

Nonetheless, our investment professionals continue to see opportunities for careful and patient investors. For example, sharp declines have created attractive valuations in some emerging markets, and corporate fundamentals in the U.S. generally remain excellent. Many innovative companies around the globe are using technology to seize market share from others, allowing them to continue growing at a healthy pace even if economic growth slows.

In the search for these opportunities, your portfolio manager is drawing on the extensive resources of T. Rowe Price’s global research platform, and I am confident that our uniquely collaborative culture will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FUND COMMENTARY

How did the fund perform in the past 12 months?

Your fund returned -14.60% in the one-year period ended October 31, 2018. As shown in the Performance Comparison table, the fund underperformed the MSCI Frontier Markets Index Net and the MSCI Frontier Markets Index. Effective July 1, 2018, the MSCI Frontier Markets Index Net replaced the MSCI Frontier Markets Index as the fund’s primary benchmark. The new index assumes the reinvestment of dividends after the deduction of withholding taxes applicable to the country where the dividend is paid; as such, the returns of the new benchmark are more representative of the returns experienced by investors in foreign issuers.

What factors influenced the fund’s performance?

Country allocations hurt relative performance, especially an underweight to Kuwait, where the market advanced almost 10%, in part because of rising oil prices. Kuwait is also in the process of being added to the FTSE Russell Secondary Emerging Markets Index and will be considered for possible addition to the MSCI Emerging Markets Index. Logistics company Agility Public Warehousing and National Bank of Kuwait were among the top contributors. However, not owning two benchmark heavyweights that performed well—but which we consider lower-quality investments—hurt our results. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our allocation to non-classified Saudi Arabia and to Vietnam helped our results. The Saudi market returned more than 26%, helped by rising oil prices and anticipation for the country to join the MSCI Emerging Markets Index in mid-2019. Samba Financial Group and Saudi British Bank performed well: These banks are benefiting from widening profit margins due to rising local interest rates (which are tied to U.S. rates) and from an expected pickup in loan growth. In Vietnam, where the market returned more than 12% and the macro backdrop is very healthy, our positions in real estate company Vingroup (which we eliminated following significant gains) and Vietnam Dairy Products were robust contributors. Military Commercial Joint Stock Bank and Asia Commercial Bank/Vietnam also fared well, benefiting from credit growth.

Stock selection overall helped relative performance, especially in Argentina, whose market plunged 50%. MercadoLibre, a market leader in e-commerce, and Globant, a global IT services and software development company, bucked the negative trend. However, unfavorable stock selection in Sri Lanka worked against us. The market fell almost 17%, and Commercial Bank of Ceylon and Hatton National Bank were significant detractors. Economic growth has been disappointing, and political concerns hurt investor sentiment.

How is the fund positioned?

We like Asian frontier markets. As of October 31, 2018, we were overweighting Sri Lanka (5% of assets) versus the benchmark, but we pulled back our exposure over the last year. We eliminated conglomerates Hemas Holdings and John Keells Holdings, but we added to Ceylon Cold Stores in the last few months. We have anticipated a construction boom, but rising oil prices have weighed on consumers and a weaker currency could increase inflation. Late in the reporting period, political tensions flared after the president, in a controversial move, replaced the prime minister with a former president and suspended the legislature for a few weeks before dissolving it in November. While stocks are more attractively valued, we are concerned about the country’s fiscal situation and whether International Monetary Fund (IMF) assistance will continue beyond June 2019.

Vietnam (16% of assets) continues to benefit from export-led growth, job growth, and low inflation. However, we have reduced exposure because some stock valuations look less appealing, and we prefer to be cautious following a significant run. For example, we eliminated Bank for Foreign Trade of Vietnam because its valuation has increased, there are few catalysts for further gains, and we have higher conviction elsewhere.

In the Middle East, we are underweighting Kuwait, as mentioned earlier, but it is our largest country allocation (19% of assets). Rising oil prices have been supportive, and the country is trying to attract foreign capital. We are finding value in some banks. We like National Bank of Kuwait, the country’s largest and highest-quality bank, but we trimmed our stake after a strong run. We added to Humansoft Holding, which operates two major local universities but has lagged this year. We also established positions in Boubyan Bank, an Islamic bank with a technology advantage, and mall owner Mabanee.

Saudi Arabia (9% of assets) was our largest overweight. A core holding is Mouwasat Medical Services, a leader in a rapidly growing sector where demand exceeds supply and health care spending is increasing. We also like certain Saudi banks, as increased government spending should help the country’s credit growth trajectory.

In Africa, our main allocation was Nigeria (more than 10% of assets), whose market fell about 10%. The economy has been supported by rising oil prices and increased oil production. We increased our exposure—it is a material overweight versus the benchmark—as we believe it is being overlooked by other investors. Corporate earnings are improving, but stock valuations are very cheap. The country still has two exchange rates, but they are slowly converging. We have been adding to some longer-term holdings, such as Guaranty Trust Bank, one of the highest-quality banks. We are also overweighting Nestle Nigeria, but we eliminated Nigerian Breweries amid increased competition. In Kenya (2% of assets), we own Equity Group Holdings, the country’s second-largest bank, and telecom company and mobile banking service provider Safaricom.

In frontier Europe, we favor Romania (6% of assets), where rising wages are supporting the consumer. We own shares of BRD-Groupe Societe Generale and Banca Transilvania, both of which have attractive valuations and are well positioned. We also own Romania’s largest private health care provider MedLife and fast-food restaurant operator Sphera Franchise Group.

Argentina was our only Latin American country allocation. As interest rates skyrocketed and the peso plunged due to the central bank’s loss of inflation-fighting credibility, the Macri administration sought and received IMF assistance in exchange for austerity measures and other reforms. We have curtailed our exposure; at 14% of assets, we are slightly underweight versus the benchmark. At present, we favor higher-quality companies and the most liquid stocks, including banks BBVA Banco Frances and Grupo Financiero Galicia and real estate company Irsa Propiedades Comerciales.

What is portfolio management’s outlook?

The recent performance of frontier markets has been disappointing, especially in light of meaningful economic and political improvements in various countries and recent or upcoming country reclassifications to the emerging markets universe. However, valuations have decreased, and many currency exchange rates are more competitive—a plus for export-oriented countries—so we are optimistic. In addition, volatility has enabled us to find new investment opportunities and add to some of our highest-conviction holdings at attractive prices.

Growth prospects across frontier Asia remain intact given consistently healthy macroeconomic backdrops and relatively low fiscal imbalances. In Africa, demographics remain favorable and gradual improvements in global demand and commodity prices are leading to upward revisions to economic growth targets this year and next.

In the Middle East, Saudi Arabia has attracted some negative attention recently due to the tragic event in Istanbul. The full details are still coming to light, but we don’t believe this will materially impact the medium- and long-term investment case for Saudi Arabia, where significant reforms and liberalization of both the economy and the social structure continue apace.

In Europe, the Romanian economy is showing signs of a cyclical upswing, underpinned by solid domestic demand that has picked up on the back of wage growth, low interest rates, and value added tax (VAT) cuts. In Argentina, despite the turmoil of the last year, we remain positive about the country’s longer-term prospects. Reforms are a step in the right direction, but inflation needs to fall more quickly, and the country must address its burgeoning debt levels.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE INSTITUTIONAL FRONTIER MARKETS EQUITY FUND

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The risks of international investing are heightened for investments in emerging market and frontier market countries. Emerging and frontier market countries tend to have economic structures that are less diverse and less mature, and political systems that are less stable, than those of developed market countries. In addition to all of the risks of investing in international developed markets, emerging and frontier markets tend to have less liquid and less efficient trading markets and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds.

Frontier markets generally have smaller economies or less mature capital markets than emerging markets, and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Adverse changes in currency values of frontier market countries may be severe, and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

GROWTH OF $1 MILLION

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $44,440)	$	48,329
Receivable for investment securities sold		683
Foreign currency (cost $456)		456
Restricted cash		42
Due from affiliates		10
Dividends receivable		9
Receivable for shares sold		5
Other assets		25
Total assets		49,559
Liabilities		
Payable for shares redeemed		530
Investment management fees payable		47
Payable for investment securities purchased		4
Other liabilities		28
Total liabilities		609
NET ASSETS	**$**	**48,950**
Net Assets Consist of:		
Undistributed net investment income	$	760
Accumulated undistributed net realized loss		(4,761)
Net unrealized gain		3,885
Paid-in capital applicable to 5,578,094 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		49,066
NET ASSETS	**$**	**48,950**
NET ASSET VALUE PER SHARE	**$**	**8.78**

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

($000s)

		Year Ended 10/31/18
Investment Income (Loss)		
Dividend (net of foreign taxes of $87)	$	1,703
Expenses		
Investment management		697
Shareholder servicing		3
Prospectus and shareholder reports		14
Custody and accounting		175
Legal and audit		62
Registration		28
Proxy and annual meeting		1
Miscellaneous		37
Waived / paid by Price Associates		(144)
Total expenses		873
Net investment income		830
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		1,372
Foreign currency transactions		(74)
Net realized gain		1,298
Change in net unrealized gain / loss		
Securities		(9,767)
Other assets and liabilities denominated in foreign currencies		(4)
Change in net unrealized gain / loss		(9,771)
Net realized and unrealized gain / loss		(8,473)
DECREASE IN NET ASSETS FROM OPERATIONS	**$**	**(7,643)**

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended 10/31/18	10/31/17
Increase (Decrease) In Net Assets		
Operations		
Net investment income	$ 830	$ 663
Net realized gain	1,298	1,823
Change in net unrealized gain / loss	(9,771)	10,367
Increase (decrease) in net assets from operations	(7,643)	12,853
Distributions to shareholders		
Net investment income	(187)	(750)
Capital share transactions*		
Shares sold	18,833	11,482
Distributions reinvested	50	73
Shares redeemed	(24,376)	(3,115)
Redemption fees received	16	–
Increase (decrease) in net assets from capital share transactions	(5,477)	8,440
Net Assets		
Increase (decrease) during period	(13,307)	20,543
Beginning of period	62,257	41,714
End of period	**$ 48,950**	**$ 62,257**
Undistributed net investment income	760	141
*Share information		
Shares sold	1,835	1,308
Distributions reinvested	5	9
Shares redeemed	(2,302)	(327)
Increase (decrease) in shares outstanding	(462)	990

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Frontier Markets Equity Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 13% of the fund’s net assets were invested in emerging markets and 79% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $34,588,000 and $41,351,000, respectively, for the year ended October 31, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended October 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2018 and October 31, 2017, totaled $187,000 and $750,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2018, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended October 31, 2018, the fund utilized $1,097,000 of capital loss carryforwards.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2018, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 1.10% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through the limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s net expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the fund’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by Price Associates during the year ended October 31, 2018 as indicated in the table below. Including this amount, expenses previously waived/paid by Price Associates in the amount of $456,000 remain subject to repayment by the fund at October 31, 2018. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the ratios to average net assets presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended October 31, 2018, expenses incurred pursuant to these service agreements were $82,000 for Price Associates and $3,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At October 31, 2018, approximately 7% of the fund’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of October 31, 2018, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,520,000 shares of the fund, representing 45% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Frontier Markets Equity Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Institutional Frontier Markets Equity Fund (one of the funds constituting T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $524,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

The fund will pass through foreign source income of $928,000 and foreign taxes paid of $109,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore(b) (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Member, Bazemore Consulting LLC (2018 to present); Member, Chimera Investment Corporation (2017 to present); Member, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels(b) (1959) 2018 [189]	President, The Johns Hopkins University(c) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Member of National Academy of Education (2010 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member of the National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2017); Vice President (2015 to 2016), American Economic Association

John G. Schreiber (1946) 2001 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to present)

Mark R. Tercek (1957) 2009 [189]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.
(c)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard** (1956) 2006 [0]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds (2006 to July 2018)

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong, and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [135]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President Institutional International Funds

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective at the conclusion of a meeting of the Boards of the Price Funds held on July 25, 2018, Mr. Bernard resigned from his role as a director and chairman of the Boards of all the Price Funds.

OFFICERS

Name (Year of Birth) Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Oliver D.M. Bell (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Archibald Ciganer Albeniz, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael Della Vedova (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Portfolio Manager, Royal Bank of Scotland Group (to 2015)

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017); formerly, Strategist, HSBC Securities (to 2013)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Amanda B. Hall, CFA (1985) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, student, Stanford Graduate School of Business (to 2014)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price International

Steven C. Huber, CFA, FSA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Tetsuji Inoue (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Johannes Loefstrand (1988) Vice President	Employee, T. Rowe Price; formerly, Investment Analyst, Arisaig Partners (to 2013)

Anh Lu (1968) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel Martino, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Eric C. Moffett (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Tobias F. Mueller (1980) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sudhir Nanda, Ph.D., CFA (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Thibault Nardin (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Eric L. Veiel, CFA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Partner, Egerton Capital (to 2016); formerly, Executive Director, Morgan Stanley (to 2014)

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Managing Director, UBS Global Asset Management (to 2015)

Verena Wachnitz, CFA (1978) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, student, Harvard Business School (to 2014)

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JP Morgan Chase (to 2017)

Christopher S. Whitehouse (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ernest C. Yeung, CFA (1979) Vice President	Director, Responsible Officer, and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,767,000 and $1,432,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	December 17, 2018